FIRST  AMENDMENT (this  "Amendment")  dated as of
                          October 28, 1998 to the Revolving Credit Facility Agreement dated as of November 3, 1995 (as amended, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement), among Texas-New Mexico Power Company (the "Borrower"); the financial institutions party thereto (the "Lenders"); the Chase Manhattan Bank, successor by merger with
                          Chemical Bank, as administrative agent and as collateral agent for the Lenders (in such capacities, the "Administrative Agent" and the "Collateral Agent", respectively)); the Bank of New York, CIBC, Inc., NationsBank of Texas, N.A. and Union Bank, as co-agents.

         The Borrower has requested that Section 9.17 of Credit Agreement be amended in order to reduce the time periods applicable to the release of the Pledged Bonds, the Pledged Notes and all other collateral held under the Pledge Agreements. The Lenders, the Administrative Agent and the Collateral Agent have agreed to such amendments upon the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

         SECTION 1. Amendment of Section 9.17(a). Section 9.17(a) of the Credit Agreement is hereby amended by (a) deleting the number "10" in clause (a)(i) and replacing it with the word "two" and (b) deleting the number "30" in clause
(a)(ii) and replacing it with the word "five".

         SECTION 2. Representations and Warranties. (a) The Borrower hereby represents and warrants to each Lender and the Administrative Agent that this Amendment (i) has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally and by general principles of equity, and (ii) will not conflict in any respect material to the rights or interests of the Lenders with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute (with notice or lapse of time or both) a default under, or result in a required prepayment of, or (other than as permitted by the Credit Agreement as amended hereby or as contemplated by any Pledge Agreement, any Existing Facility Security Document or the TNP Bond Indenture) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which it may be subject.

         (b) Before and after giving effect to this Amendment, No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or the existing Facility Agreement.

          SECTION 3. Effectiveness. This Amendment shall become effective when the following conditions precedent shall have been satisfied:
                  (a) the Administrative Agent shall have received, on behalf of the Lenders, a certificate of Financial Officer, dated the date of this Amendment, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement;

                  (b) all legal matters incidental to this Amendment shall be satisfactory to the Administrative Agent and to Cravath, Swaine & Moore, counsel for the Administrative Agent; and

                  (c) the Administrative Agent shall have received counterparts of this Amendment that, when taken together bear the signatures of the Borrower, the Required Lenders and the Administrative Agent.


         SECTION 4. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders and the Administrative Agent under the Credit Agreement, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   TEXAS-NEW MEXICO POWER COMPANY,

                                   By  /s/ M. S.  Cheema
                                   Name:  M. S. Cheema
                                   Title:  Senior Vice-President
                                   and Chief Financial Officer


                                   THE CHASE MANHATTAN BANK,individually and as
                                   Administrative Agent and as Collateral Agent

                                   By /s/ Kevin P. O'Neill
                                   Name: Kevin P. O'Neill
                                   Title: Vice President


                                   THE FIRST NATIONAL BANK OF BOSTON,

                                   By  /s/ Virginia Ryan

                                   Name:  Virginia Ryan
                                   Title:    Vice President


                                   THE BANK OF MONTREAL,

                                   By  /s/ Mary Lee Latta

                                   Name:  Mary Lee Latta
                                   Title:    Director


                                   THE BANK OF NEW YORK,
                                   individually and as Co-Agent,

                                   By /s/ Nathan S. Howard

                                   Name: Nathan S. Howard
                                   Title:    Vice President


                                   CIBC, INC., individually and as Co-Agent,

                                   By  /s/ Denis O'Meara

                                   Name:  Denis O'Meara
                                   Title:    Executive Director


                                   CREDIT LYONNAIS, NEW YORK BRANCH,

                                   By /s/ Robert Ivosevich

                                   Name: Robert Ivosevich
                                   Title:    Senior Vice President


                                   NATIONSBANK, N.A. (as successor by merger to NATIONSBANK OF TEXAS, N.A.), individually and as Co-Agent,

                                   By /s/ Curtis L. Anderson

                                   Name: Curtis L. Anderson
                                   Title:     Senior Vice President


                                   COMMERCIAL LOAN FUNDING TRUST I:
                                   BY LEHMAN COMMERCIAL PAPER, INC.,
                                   NOT IN ITS INDIVIDUAL CAPACITY,
                                   BUT SOLELY AS ADMINISTRATIVE AGENT

                                   By  /s/ Michele Swanson

                                   Name:  Michele Swanson
                                   Title: Authorized Signator


                                   UNION BANK, individually and as Co-Agent,

                                   By  /s/ David Musicant

                                   Name:  David Musicant
                                   Title:    Vice President